[GRAPHIC]


FREMONT MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
                                 NEW ERA GROWTH ANNUAL REPORT | OCTOBER 31, 2001








[FREMONT LOGO]
FREMONT INVESTMENT ADVISORS

A MESSAGE FROM NANCY TENGLER,
PRESIDENT OF FREMONT MUTUAL FUNDS, INC.
[PHOTO OF NANCY TENGLER]

Dear Fremont Fund Shareholders,

Immediately after the terrorist attacks of September 11, we began extensive research on stock market performance over six-month, one-year, and three-year periods following similar (though certainly not comparable) crises including:
Iraq's invasion of Kuwait; the Nixon resignation; the Kennedy assassination; the Cuban Missile Crisis; and several other political/economic catastrophes. Surprisingly, the stock market was higher over all three time periods following most of these crises. Why? In our opinion, it is because fear led investors to expect the worst and panic selling resulted in market bottoms. In the week the stock market reopened following the terrorist attacks, the S&P 500 declined 11.6% closing at 965.80. As of October 31, the close of our 2001 fiscal year, the S&P stood at 1,059.78, a 9.7% advance since September 21, 2001.

At issue today is whether this is a bear market rally or the beginning of the next bull market. We can't be sure. The negatives are obvious. The economy has dipped into recession, consumer confidence has declined significantly, corporate earnings remain weak, and perhaps most importantly, there is the possibility of additional terrorist activity in the U.S. or at U.S. facilities overseas. The positives are also apparent. The Federal Reserve and federal government are using all their considerable powers to support the economy. The Fed injected a massive dose of liquidity into the financial system and has cut short-term interest rates 11 times in 2001 (four times following the attacks) by a total of 4.25%. As I write, the Fed Funds Rate stands at 1.75%, the lowest it's been since 1961 and a substantial fiscal stimulus package is working its way through Congress.

All our fund portfolio managers believe the economy will start to recover at some point in 2002 and that the stock market will begin anticipating this recovery in advance of the turn. However, as you will see by reading this annual report, we don't all agree on the timing or the strength of the economic recovery and its impact on the financial markets going forward. We view these differences of opinion as a healthy reflection of the diversification of our fund offerings.

Fremont Funds shareholders have sufficient investment alternatives with Fremont to build a portfolio that reflects their own outlook for the economy and the financial markets and their own tolerance for risk. Conservative investors may favor our money market and intermediate bond funds. More aggressive investors can choose from a range of domestic and international, growth and value-oriented equities funds. Our Global Fund offers a balanced approach. Most importantly, all of our funds are managed by experienced professionals with excellent long term-track records, who are dedicated to achieving superior performance relative to their index and peer group benchmarks.

Sincerely,
/s/ Nancy Tengler
Nancy Tengler, President
Fremont Funds

TABLE OF CONTENTS

Fund Profile and Letter to Shareholders                    2
Report of Independent Accountants                          4
Schedule of Investments in Securities and Net Assets       5

FINANCIAL STATEMENTS
Statement of Assets and Liabilities                        6
Statement of Operations                                    7
Statement of Changes in Net Assets                         8

FINANCIAL HIGHLIGHTS                                       9

NOTES TO FINANCIAL STATEMENTS                             10

FREMONT NEW ERA GROWTH FUND

Portfolio Co-Managers
H. Kent Mergler and
Stephen K. Mergler
Northstar Capital Management

[PHOTOS OF H. KENT MERGLER AND STEPHEN K. MERGLER]

H. Kent Mergler and Stephen K. Mergler

TO OUR SHAREHOLDERS,

The Fremont New Era Growth Fund commenced operations on September 28, 2001. From inception through October 31, 2001, the Fund returned -0.90% compared to the S&P 500 Index's 1.91% gain. October was used primarily to establish and build our portfolio. So, while we are obligated to provide performance comparisons to our benchmark index, at this juncture they are not meaningful.

   Let me walk you through how we go about building a concentrated portfolio (20-30 names) of high quality large cap growth companies. We start with a universe of approximately 600 stocks with market capitalizations of $5 billion or more. We then whittle this down to about 150 companies with most, if not all, having the following growth characteristics:

   1. A history of above market average earnings growth.

   2. Higher than market average 5-year projected earnings growth rates.

   3. Relatively low earnings volatility.

   4. A lower than market PEG ratio (P/E divided by 5-year projected earnings growth rates).

   5. A higher than market average return on equity (ROE).

   Next, we reduce our universe to about 70 names by analyzing potential investment candidates' fundamental strengths and weaknesses. We look at the quality of products and services and how competitively they are positioned in the market place. We evaluate the companies' level of innovation in developing and marketing new products, and providing quality customer service. We review management's long-term track record and make judgements on their creative, administrative, and financial skills. Finally, we assess employee involvement, favoring companies that include employees in the decision making process and provide financial incentives through equity ownership. Through the years, we have found that companies that get high grades in all these areas are more often than not the acknowledged leaders in their respective industries.

   The final step is building a concentrated portfolio of 20-30 stocks that provide sufficient industry group diversification to mitigate risk. Concentrated portfolios are relatively rare in today's mutual fund universe. It seems most large cap growth stock fund managers are more concerned with staying close to the S&P 500 benchmark than consistently beating it. That's why so many large cap growth stock funds hold hundreds of stocks. Extensive academic studies have shown that diversification beyond 20 stocks in 10 different industry groups does nothing to enhance long term investment performance. By concentrating the New Era Growth Stock portfolio in our 20-30 best investment ideas spread over multiple industry groups, we think we have a much better chance of rewarding our shareholders with the truly superior performance.

   A review of the portfolio's current fundamental characteristics provides a good illustration of our investment discipline. At the end of this reporting period, the Fund held 29 stocks in 10 different sectors. The portfolio has a price/forward earnings ratio of 26.3 compared to the S&P 500's 22.5, a reflection of the high quality of our holdings. The portfolio's 5-year projected earnings growth rate is 18.5%, more than double the S&P 500's 7%. The portfolio has a PEG ratio (P/E divided by 5-year projected earnings growth rate) of 1.5, less than half the S&P 500's 3.2. Translating all this into plain English, the Fund provides a portfolio of high quality companies with well above market average earnings growth prospects trading at reasonable valuations. In our opinion, this is a good recipe for superior long-term performance.

   That's how we approach the large cap growth stock universe. Now let's detail our current perspective on the U.S. stock market. The negatives--an economy in recession, anemic corporate earnings

[SIDENOTE]
FUND PROFILE

MANAGED BY NORTHSTAR CAPITAL MANAGEMENT, THE FREMONT NEW ERA GROWTH FUND IS A CONCENTRATED PORTFOLIO OF LARGE CAPITALIZATION GROWTH STOCKS SELECTED ON THE BASIS OF RIGOROUS QUANTITATIVE AND QUALITATIVE RESEARCH. NORTHSTAR EMPLOYS A "QUALITY GROWTH" STRATEGY FOCUSING ON LEADING COMPANIES IN THEIR RESPECTIVE INDUSTRY GROUPS WHICH ARE TRADING AT REASONABLE VALUATIONS RELATIVE TO SUPERIOR EARNINGS GROWTH RATES. CO-MANAGERS H. KENT MERGLER AND STEPHEN K. MERGLER HAVE BEEN MANAGING INVESTMENT PORTFOLIOS TOGETHER SINCE 1997.

growth, and declining consumer confidence resulting from the events of September 11--are readily apparent. The positives--a high level of liquidity in the financial system, low interest rates, impending fiscal stimulus, and much more reasonable equities valuations--are also obvious. At issue is whether these positive factors for the stock market can overcome the negatives. We think they are in the process of doing so as we write. We aren't sure the market will hold on to all its October gains in the face of what will very probably be one or two more quarters of lousy earnings and ongoing concern about terrorism. However, in our opinion, the market has already formed a bottom, providing a solid foundation for respectable equities returns in the year ahead. As they did in October, we expect large cap growth stocks to lead the market recovery.


Sincerely,

/s/ H. Kent Mergler            /s/ Stephen K. Mergler

H. Kent Mergler and Stephen K. Mergler

Portfolio Co-Managers

[CHART]


FREMONT NEW ERA GROWTH
FUND SECTOR DIVERSIFICATION
AS OF 10/31/01

Cash                           (6.2%)
Consumer Services              (3.3%)
Consumer Durables              (3.7%)
Capital Goods                  (3.7%)
Consumer Non-Durables          (3.9%)
Multi-Industry                 (4.0%)
Technology (Software)          (4.1%)
Utilities                      (6.5%)
Health Care                   (21.3%)
Retail                        (16.8%)
Financial Services            (26.5%)

CUMULATIVE RETURN

9/28/01* - 10/31/01              -0.90%


TOP TEN HOLDINGS
Microsoft Corp.                              4.1%
Federal Home Loan Mortgage Corp.             4.1%
Tyco International Ltd.                      4.0%
American International Group, Inc.           4.0%
PepsiCo, Inc.                                3.9%
Kohls Corp.                                  3.9%
Citigroup, Inc.                              3.7%
General Electric Co.                         3.7%
Harley-Davidson, Inc.                        3.7%
Calpine Corp.                                3.5%
                                    TOTAL   38.6%


GROWTH OF $10,000(1)

[GRAPH]

S&P 500 Index               ($10,191)
Fremont New Era Growth Fund  ($9,910)


* Inception date. (1) Assumes initial investment of $10,000 on September 28, 2001. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Fremont Mutual Funds, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities and net assets, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fremont New Era Growth Fund (one of the funds constituting Fremont Mutual Funds, Inc., hereafter referred to as the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period September 28, 2001 (commencement of operations) through October 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 14, 2001

                          FREMONT NEW ERA GROWTH FUND
                                October 31, 2001


SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS


                                                                 VALUE
SHARES SECURITY DESCRIPTION                                     (NOTE 1)
COMMON STOCKS  93.8%

CAPITAL GOODS  3.7%

         500  General Electric Co.                             $  18,205
                                                              -----------
                                                                  18,205
                                                              -----------
CONSUMER DURABLES  3.7%

         400  Harley-Davidson, Inc.                               18,104
                                                              -----------
                                                                  18,104
CONSUMER NON-DURABLES  3.9%                                   -----------

         400  PepsiCo, Inc.                                       19,484
                                                              -----------
                                                                  19,484
CONSUMER SERVICES  3.3%                                       -----------

         400  Apollo Group, Inc. (Class A)*                       16,260
                                                              -----------
                                                                  16,260
FINANCIAL SERVICES (BANKS)  9.8%

         400  Citigroup, Inc.                                     18,208
         300  Fifth Third Bancorp.                                16,926
         450  Washington Mutual, Inc.                             13,585
                                                              -----------
                                                                  48,719
FINANCIAL SERVICES (OTHER)  16.7%                             -----------

         250  American International Group, Inc.                  19,650
         600  Concord EFS, Inc.*                                  16,422
         300  Federal Home Loan Mortgage Corp.                    20,346
         400  H&R Block, Inc.                                     13,632
         250  MGIC Investment Corp.                               12,935
                                                              -----------
                                                                  82,985
HEALTH CARE  21.3%                                            -----------

         300  Amgen, Inc.*                                        17,046
         550  Biomet, Inc.                                        16,775
         150  Biovail Corp.*                                       7,089
         200  Forest Laboratories, Inc. (Class A)*                14,876
         150  Genzyme Corp.                                        8,092
         150  Johnson & Johnson                                    8,687
         400  Medtronic, Inc.                                     16,120
         400  Pfizer, Inc.                                        16,760
                                                              -----------
                                                                 105,445
MULTI-INDUSTRY  4.0%                                          -----------

         400  Tyco International Ltd.                             19,656
                                                              -----------
                                                                  19,656
RETAIL  16.8%                                                 -----------

         600  Bed Bath & Beyond, Inc.*                            15,036
         350  Kohls Corp.*                                        19,464
         500  Lowe's Cos., Inc.                                   17,050
         300  Wal-Mart Stores, Inc.                               15,420
         500  Walgreen Co.                                        16,190
                                                              -----------
                                                                  83,160
TECHNOLOGY (SOFTWARE)  4.1%                                   -----------

         350  Microsoft Corp.*                                    20,352
                                                              -----------
                                                                  20,352
                                                              -----------
     SHARES/                                                     VALUE
 FACE AMOUNT  SECURITY DESCRIPTION                              (NOTE 1)

UTILITIES  6.5%

         700  Calpine Corp.*                                   $  17,325
         300  Verizon Communications, Inc.                        14,944
                                                              -----------
                                                                  32,269
                                                              -----------
TOTAL COMMON STOCKS (Cost $467,914)                              464,639
                                                              -----------
SHORT-TERM INVESTMENT  6.3%

$     31,404  Repurchase Agreement, State
                Street Bank, 2.050%, 11/01/01
                (Maturity Value $31,406)
                (Cost $31,404) Collateral:
                Federal National Mortgage
                Association, 5.150%, 03/26/04
                (Collateral Value $35,000)                        31,404
                                                              -----------
TOTAL SHORT-TERM INVESTMENT (Cost $31,404)                        31,404
                                                              -----------
TOTAL INVESTMENTS (Cost $499,318)  100.1%                        496,043
                                                              -----------
OTHER ASSETS AND LIABILITIES, NET  (0.1)%                            (350)
                                                              -----------
NET ASSETS  100.0%                                              $495,693
                                                              ===========

* Non-income producing security.

FNMA  Federal National Mortgage Association.

The accompanying notes are an integral part of these financial statements.

October 31, 2001

STATEMENT OF ASSETS AND LIABILITIES


ASSETS:
     Investments in securities at cost                      $    467,914
     Repurchase agreements at cost                                31,404
                                                              -----------
         TOTAL INVESTMENTS AT COST                          $    499,318
                                                              ===========
     Investments in securities at value                     $    464,639
     Repurchase agreements at value                               31,404
     Dividends and interest receivable                               235
     Due from Advisor                                             19,670
                                                              -----------
         TOTAL ASSETS                                            515,948
                                                              -----------
Liabilities:
     Accrued expenses:
         Investment advisory and administrative fees                 475
         Other                                                    19,780
                                                             -----------
         TOTAL LIABILITIES                                        20,255
                                                              -----------
NET ASSETS                                                  $    495,693
                                                              ===========
Net assets consist of:
     Paid in capital                                        $    499,794
     Unrealized depreciation on investments                      (3,275)
     Accumulated net realized loss                                 (826)
                                                              -----------
NET ASSETS                                                  $    495,693
                                                              ===========
SHARES OF CAPITAL STOCK OUTSTANDING                               50,000
                                                              ===========
NET ASSET VALUE PER SHARE                                   $       9.91
                                                              ===========

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
PERIOD FROM SEPTEMBER 28, 2001* TO OCTOBER 31, 2001

INVESTMENT INCOME:
     Dividends                                                   $      245
     Interest                                                           296
                                                                 -----------
         TOTAL INCOME                                                   541
                                                                 -----------
EXPENSES:

     Investment advisory fees and administrative fees                   475
     Audit and legal fees                                            12,500
     Shareholders servicing fees                                      2,500
     Reports to shareholders                                          1,750
     Custody fees                                                     1,250
     Accounting fees                                                  1,000
     Other                                                              942
                                                                 -----------
         TOTAL EXPENSES BEFORE REDUCTIONS                            20,417
     Expenses waived and/or reimbursed by Advisor                   (19,670)
                                                                 -----------
         TOTAL NET EXPENSES                                             747
                                                                 -----------
              NET INVESTMENT LOSS                                      (206)
                                                                 -----------
REALIZED AND UNREALIZED LOSS FROM INVESTMENTS:
     Net realized loss from:
         Investments                                                   (826)
     Net unrealized depreciation on:
         Investments                                                 (3,275)
                                                                 -----------
         Net realized and unrealized loss from investments           (4,101)
                                                                  -----------
           Net decrease in net assets resulting from operations  $   (4,307)
                                                                 ============

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM SEPTEMBER 28, 2001* TO OCTOBER 31, 2001

INCREASE (DECREASE) IN NET ASSETS:
     From operations:
         Net investment loss                                                $     (206)
         Net realized loss from investments                                       (826)
         Net unrealized depreciation on investments                             (3,275)
                                                                            -----------
              Net decrease in net assets from operations                        (4,307)
                                                                            -----------
     From capital share transactions:
         Proceeds from shares sold                                             500,000
                                                                            -----------
            Net increase in net assets from capital share transactions         500,000
                                                                            -----------
         Net increase in net assets                                            495,693

Net assets at beginning of period                                                  --

NET ASSETS AT END OF PERIOD                                                 $  495,693
                                                                            ===========
CAPITAL TRANSACTIONS IN SHARES:
     Sold                                                                       50,000
     Reinvested dividends                                                          --
     Redeemed                                                                      --
                                                                            -----------
         Net increase from capital share transactions                           50,000
                                                                            ===========

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

                              Financial Highlights



                                                                      PERIOD FROM
                                                                   SEPTEMBER 28, 2001*
                                                                            TO
                                                                    OCTOBER 31, 2001
                                                                   -------------------
SELECTED PER SHARE DATA
     FOR ONE SHARE OUTSTANDING DURING THE PERIOD

     NET ASSET VALUE, BEGINNING OF PERIOD                             $  10.00
                                                                      --------

     LOSS FROM INVESTMENT OPERATIONS
         Net investment loss                                                --(1)
         Net realized and unrealized loss                                 (.09)
                                                                      --------
              Total investment operations                                 (.09)
                                                                      --------

     NET ASSET VALUE, END OF PERIOD                                   $   9.91
                                                                      ========

TOTAL RETURN                                                             (0.90)%(2)
     Net assets, end of period                                        $495,693
     Ratio of net expenses to average net assets                           .15%
     Ratio of gross expenses to average net assets                        4.02%
     Ratio of net investment loss to average net assets                  (0.04)%
     Portfolio turnover rate                                                 2%

* Commencement of operations.

(1) Less than $0.01.

(2) Total return would have been lower had the Advisor not waived and/or reimbursed expenses and had been annualized.

The accompanying notes are an integral part of these financial statements.

                NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001

1.   SIGNIFICANT ACCOUNTING POLICIES
         Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $0.0001 par value capital stock. These shares are currently offered in twelve series (the "Funds"), one of which, the New Era Growth Fund (the "Fund"), is covered by this report. The Fund has its own investment objective and policies and operates as a separate mutual fund.

         The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

     A.  SECURITY VALUATION
         Investments are stated at value based on recorded closing prices on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices. Securities for which quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Directors. Short-term securities are included in investments at amortized cost, which approximates value.

     B.  SECURITY TRANSACTIONS
         Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

     C.  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
         Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. The Investment Company allocates its general expenses to the Fund based upon the Fund's relative net assets or the nature of the services performed and their applicability to the Fund.

     D.  INCOME TAXES
         No provision for federal income taxes is required since each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders.

         Income and capital gain distributions are determined in accordance with income tax regulations which differ from accounting principles generally accepted in the United States of America and, therefore, may differ from the information presented in the financial statements. These differences are primarily due to the varying treatments for realized losses subject to wash sale rules.

         Permanent differences are reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, are not reclassified and remain in undistributed net investment income or accumulated realized loss. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     E.  ACCOUNTING ESTIMATES
         The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense for the reporting period. Actual results could differ from those estimates.

     F.  REPURCHASE AGREEMENTS
         The Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date. The Fund's repurchase agreements generally have a term of less than one week. The seller must maintain collateral with the Fund's custodian equal to at least 100% of the repurchase price, including accrued interest. At October 31, 2001, all outstanding repurchase agreements held by the Fund had been entered into on that day.

2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
         INVESTMENT ADVISOR

         The Fund has entered into an investment management and administrative services agreement with Fremont Investment Advisors, Inc. (the "Advisor"), a majority-owned subsidiary of Fremont Investors, Inc. Under this agreement, the Advisor supervises and implements the Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory and administrative services, the Advisor receives a management fee based on the average daily net assets of the Fund at an annual rate of 0.75%. The Advisor has agreed to limit the Fund's total operating expenses to 1.20% of average daily net assets.

         The Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following the reduction if such reimbursement is requested by the Advisor, it can be achieved within the foregoing expense limit and the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund. Because of these substantial contingencies, the potential reimbursements are accounted for as contingent liabilities and are not recorded by the Fund until payment is probable. For the period ended October 31, 2001, the Advisor reimbursed the Fund $19,670. The Advisor may recoup this reimbursement no later than October 31, 2004.

         The Fund has an arrangement with its custodian whereby fees for custody services are reduced by credits earned on cash balances on deposit with the custodian. Such balances could have been employed by the Fund to produce income. During the period ended October 31, 2001, the Fund earned no such credits.

         OTHER RELATED PARTIES
         At October 31, 2001, Fremont Investors, Inc. owned directly 100% of the Fund.

         Certain officers and/or directors of the Fund are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Fund.

 3.  PURCHASES AND SALES OF INVESTMENT SECURITIES
         Aggregate purchases and aggregate proceeds from sales of securities for the period ended October 31, 2001, were as follows:

                                  PURCHASES                 PROCEEDS
         Long-term securities:    $475,982                   $7,243

 4.  PORTFOLIO CONCENTRATIONS
         Although the Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject the Fund more significantly to economic changes occurring in certain segments or industries.

 5.  DISTRIBUTIONS TO SHAREHOLDERS
         As of October 31, 2001, the components of distributable earnings on a tax basis were as follows:

         Cost of investments for tax purposes                        $499,318
                                                                     ---------
         Gross tax unrealized appreciation                           $ 14,833
         Gross tax unrealized depreciation                            (18,108)
                                                                     ---------
              Net tax unrealized depreciation on investments         $ (3,275)
                                                                     =========
              Capital loss carryforward, expires in 2009             $   (826)
                                                                     ---------

 6.  LINE OF CREDIT
         The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank. Under the terms of the LOC, the Fund's borrowings cannot exceed 20% of its net assets and the combined borrowings of all Funds cannot exceed $75 million. The Fund did not incur such borrowings during the period ended October 31, 2001. The interest rate paid on the Line of Credit equals State Street Bank's overnight federal funds rate as determined on each day at 11:00 am Boston time plus 0.50% per annum. The Fund pays a commitment fee of 0.90% per annum of the unused balance of the Line of Credit.

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FREMONT FUNDS
-------------
50 Beale Street, Suite 100
San Francisco, CA 94105

www.fremontfunds.com



Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202




BR001d-0112
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